Accelerating CommScope’s Vision to Shape the Communications Networks of the Future Eddie Edwards CommScope President and Chief Executive Officer Alex Pease CommScope Executive Vice President and Chief Financial Officer November 8, 2018 Bruce McClelland ARRIS Chief Executive Officer + Exhibit 99.3

Safe Harbor Caution Regarding Forward Looking Statements This presentation or any other oral or written statements made by us or on our behalf may include forward-looking statements that reflect the current views of CommScope Holding Company, Inc. (“CommScope,” “us,” “we” or “our”) or ARRIS International plc (“ARRIS”) with respect to future events and financial performance, including the proposed acquisition by us of ARRIS. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of the management of CommScope and/or ARRIS, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive. These statements are subject to various risks and uncertainties, many of which are outside of our control, including, without limitation: our dependence on customers’ capital spending on data and communication systems; concentration of sales among a limited number of customers and channel partners; changes in technology; industry competition and the ability to retain customers through product innovation, introduction and marketing; risks associated with our sales through channel partners; changes to the regulatory environment in which our customers operate; product quality or performance issues and associated warranty claims; our ability to maintain effective management information systems and to implement major systems initiatives successfully; cyber-security incidents, including data security breaches, ransomware or computer viruses; the risk our global manufacturing operations suffer production or shipping delays, causing difficulty in meeting customer demands; the risk that internal production capacity or that of contract manufacturers may be insufficient to meet customer demand or quality standards; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; the risk that contract manufacturers we rely on encounter production, quality, financial or other difficulties; our ability to integrate and fully realize anticipated benefits from prior or future acquisitions or equity investments; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; substantial indebtedness and maintaining compliance with debt covenants; our ability to incur additional indebtedness; our ability to generate cash to service our indebtedness; possible future impairment charges for fixed or intangible assets, including goodwill; income tax rate variability and ability to recover amounts recorded as deferred tax assets; our ability to attract and retain qualified key employees; labor unrest; obligations under our defined benefit employee benefit plans may require plan contributions in excess of current estimates; significant international operations exposing us to economic, political and other risks, including the impact of variability in foreign exchange rates; our ability to comply with governmental anti-corruption laws and regulations and export and import controls worldwide; our ability to compete in international markets due to export and import controls to which we may be subject; the impact of the U.K. invoking Article 50 of the Lisbon Treaty to leave the European Union; changes in the laws and policies in the United States affecting trade, including recently enacted tariffs on imports from China, as well as the risks and uncertainties related to other potential tariffs or a potential global trade war that may impact our products; costs of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign environmental laws; the impact of litigation and similar regulatory proceedings that we are involved in or may become involved in, including the costs of such litigation; risks associated with stockholder activism, which could cause us to incur significant expense, hinder execution of our business strategy and impact the trading value of our securities; and other factors beyond our control. These risks and uncertainties may be magnified by our acquisition of ARRIS, and such statements are also subject to the risks and uncertainties related to ARRIS’ business. Such forward-looking statements are subject to additional risks and uncertainties related to our proposed acquisition of ARRIS, many of which are outside of the control of CommScope and ARRIS, including, without limitation: failure to obtain applicable regulatory approvals in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the proposed acquisition; the risk that we will be required to pay a reverse break fee under the related acquisition agreement; the risk that we will not successfully integrate ARRIS or that we will not realize estimated cost savings, synergies, growth or other anticipated benefits, or that such benefits may take longer to realize than expected; risks relating to unanticipated costs of integration; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; failure to manage potential conflicts of interest between or among customers; integration of information technology systems; conditions in the credit markets that could impact the costs associated with financing the acquisition; the possibility that competing offers will be made; and other factors beyond the control of CommScope and/or ARRIS. Furthermore, the information contained in this presentation regarding ARRIS has been derived from public sources or provided to us by ARRIS. Any such information that is not included in the financial statements or the related notes thereto included in the periodic reports filed by ARRIS with the U.S. Securities and Exchange Commission has not been audited or reviewed and is subject to change, as are any non-GAAP financial measures that are derived from such financial information. As such, any of ARRIS’ financial information contained in this presentation may differ materially from actual results. These and other factors are discussed in greater detail in the reports filed by CommScope and ARRIS with the U.S. Securities and Exchange Commission, including CommScope’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the period ended September 30, 2018 and ARRIS’ Quarterly Report on Form 10-Q for the period ended June 30, 2018. Although the information contained in this presentation represents the best judgment of CommScope and/or ARRIS as of the date of this presentation based on information currently available and reasonable assumptions, neither we nor ARRIS can give any assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. Neither we nor ARRIS are undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this report, except as otherwise may be required by law. Non-GAAP Financial Measures CommScope and ARRIS management believes that presenting certain non-GAAP financial measures provides meaningful information to investors in understanding operating results and may enhance investors' ability to analyze financial and business trends. Non-GAAP measures are not a substitute for GAAP measures and should be considered together with the GAAP financial measures. As calculated, our and ARRIS’ non-GAAP measures may not be comparable to other similarly titled measures of other companies. In addition, CommScope and ARRIS management believes that these non-GAAP financial measures allow investors to compare period to period more easily by excluding items that could have a disproportionately negative or positive impact on results in any particular period. GAAP to non-GAAP reconciliations for historical periods are included in the reports we and ARRIS file with the U.S. Securities and Exchange Commission. Financial metrics presented exclude purchase accounting charges, transition and integration costs and other special items.

Third Quarter 2018 Results and 4Q/FY18 Financial Outlook CommScope President and Chief Executive Officer Eddie Edwards

CommScope Q3 2018 Results Q3 2017 results reflect a reclassification of certain components of pension and other postretirement benefit expense from operating income to other income (expense), net as required by ASU No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. See appendix for reconciliation of non-GAAP measures. (in millions) (in millions) GAAP Adjusted(2) Sales & Orders Sales of $1.15 billion, up 1.9% YOY Growth in North America and EMEA Orders of $1.04 billion Book-to-bill ratio of 0.90 Operating Results Operating Income of $132 million Non-GAAP Adjusted Operating Income(2) of $219 million, or 19% of sales Net Income & EPS Net Income of $64 million, or $0.33 per diluted share Non-GAAP Adjusted Net Income(2) of $115 million, or $0.59 per diluted share Adjusted effective tax rate of 29.4% GAAP Adjusted(2) (1.4%) +7.3% 1.9% Driving sales while executing on cost savings initiatives to mitigate dynamic and challenging market environment Operating Income(1) Diluted Earnings Per Share Revenue

Outlook: Near-term pressure, long-term opportunity Our results will be pressured in the near-term by industry headwinds… Confident in our long-term market positioning Disappointing Q4 outlook and flattish 2019 Volatile customer spending patterns Customer M&A Pricing environment International markets Tariffs Technology transitions …but our industry leading innovation positions CommScope to capitalize on longer-term tailwinds Significant long-term growth opportunity Technology leadership Scope of product lineup Internet of Things (IoT) Hyperscale data centers Deep fiber builds In-building wireless Private networks

Accelerating CommScope’s Vision to Shape the Communications Networks of the Future Eddie Edwards CommScope President and Chief Executive Officer Alex Pease CommScope Executive Vice President and Chief Financial Officer November 8, 2018 Bruce McClelland ARRIS Chief Executive Officer +

Acquisition of ARRIS is the strategic next step for CommScope to drive growth and shareholder value creation Growth strategy Acquisition of ARRIS Transform networks with efficient solutions that optimize network performance and deployment speed to meet ever-increasing bandwidth demands Shaping the communications networks of the future Continued mission to drive shareholder value through growth Grow in core markets through increased focus on segmentation and innovation to solve our customers’ biggest networking challenges Explore opportunities to enter and grow in adjacent markets through innovation and acquisition Organic and inorganic options evaluated 30+ adjacencies analyzed Focused scan on value creation potential and strategic fit with CommScope Complementary combination Expected to be immediately accretive to EPS with cash flow benefits More than $150 million of annual run-rate cost synergies expected* History of successful acquisition-driven growth Platform for potential future investments Vision Market assessment and diligence *Expected to be achieved in the third year following transaction close .

The combination is expected to accelerate CommScope's vision to shape the communications networks of the future

STRATEGIC FIT

- Creates a combined **growth and cash flow oriented company** focused on **enabling a connected lifestyle** by strengthening CommScope's capabilities to **lead the coming network transformation**
- Offers a **compelling value proposition** to all key stakeholders
- Brings together a **complementary set** of IP, capabilities, leadership, and **customer relationships**
- Strong track record of **product commercialization**
- **Similar cultures** expected to lead to a seamless integration

COMPLEMENTARY SOLUTIONS

- Strengthen CommScope's offerings by creating a **broadband access solution** from the Core to the Edge and in the connected home
- **End-to-end wireless connectivity solutions** combining licensed and unlicensed technologies for indoor densification and 5G
- Creates a complete **wired and wireless private network offering**

ATTRACTIVE FOOTPRINT

- Diversifies product lineup and geographies and **opens up new product addressable market (PAM)**
- **Truly global footprint** with customers in over 150 countries
- **Technical expertise** with ~15,000 patents, ~$800 million average annual R&D investment

FINANCIAL BENEFITS

- ~$1 billion **cash flow from operations**(1) expected
- Estimated annual run-rate of at least **$150 million in cost synergies**(2)
- Expected 30%+ **EPS accretive**(1)
- **Well-positioned to de-lever** in the second year post-close to pro forma net leverage of ~4.0x
- **PAM expands to >$60 billion**
- Potential **revenue synergies**

(1) Expected in the first full year after closing. Financial metrics presented exclude purchase accounting charges, transaction and integration costs and other special items.
(2) Expected to be achieved in the third year following transaction close .

8
COMMSCOPE

Transaction Summary

CONSIDERATION

- ARRIS shareholders to receive $31.75 per share in an all-cash transaction for a total purchase price of ~$7.4 billion
- A premium of 27% over the volume weighted average closing price of ARRIS's common stock for the 30 trading days ending October 23, 2018(1)

GOVERNANCE

- Frank Drendel to continue to serve as Chairman of CommScope Board of Directors
- Eddie Edwards to continue to serve as Chief Executive Officer and President
- Two Carlyle representatives to join CommScope Board of Directors

FINANCIAL IMPACT

- Expected annual cost savings of more than $150 million within three years post-close
- Upside potential through revenue synergies
- Anticipated pro forma net leverage of 5.1x at closing

- Financing Sources:
  - $900 million combined cash on hand expected at closing
  - $6.3 billion of fully committed debt
  - $1 billion of private equity convertible preferred from The Carlyle Group

CLEAR PATHWAY TO COMPLETION

- Transaction expected to close in the first half of 2019
- Closing conditions:
  - ARRIS shareholder vote
  - Customary closing conditions
  - Regulatory clearances

(1) The day prior to news of the market rumors regarding a potential transaction leaking to the media.

9 COMMSCOPE

ARRIS: A global leader in communications and networking technology

Company Overview

- ARRIS, **headquartered near Atlanta, Georgia** is a **global innovator enabling the gigabit generation** with new compelling connectivity experiences where we live, learn, work and play
- ARRIS partners with the world's leading network operators and enterprises providing them with:
  - **Innovation in the network** – from core to edge
  - **Seamless connectivity that just works** – meeting and exceeding ever increasing consumer and business demands
  - **Cost-effective scalable solutions** enabling state of the art connectivity

Key Highlights

73 countries with direct and indirect presence	**~1,700** Service provider customers served	**~10,000** Enterprise Channel Partners

$6.7B LTM Net Sales (as of September 30, 2018)	**~8,100** Employees	**5,000 patents** approved or pending	**$420M** Cash from Operations (YTD September 30, 2018)

Adjusted Direct Contribution and Net Sales

LTM (as of Sep 30, 2018)

Adjusted Direct Contribution(1)

Enterprise(2)
$0.6B net sales

#1 Global Service Provider WiFi
#1 Global Hospitality WiFi

Network & Cloud (N&C)
$2.2B net sales

#1 Global CCAP
#1 Global HFC Access
#3 Global Cable video networks


5%
25%
70%

Customer Premise Equipment (CPE)
$3.9B net sales

#1 Global STB
#1 Broadband CPE in Americas
#2 Global Broadband CPE

Sources: Dell'Oro, I.H.S., ARRIS Estimates

Operating segments	CPE	N&C	Enterprise Networks
Supplying the entire value chain	**Broadband CPE** growing with bandwidth demand. **Video CPE** profitability stable through cost management. Supporting the shift to OTT and demand for gigabit capabilities	**Cable network equipment** supporting the exponential growth in data consumption and devices	**Expertise in wired and wireless networking** supporting Enterprises and Service Providers toward a constantly connected mobile world.

(1) Breakdown of adjusted direct contribution excludes unallocated corporate expenses. See appendix for reconciliation of non-GAAP measures.
(2) ARRIS acquired Ruckus in December 2017. Enterprise results reflect Ruckus results since acquisition.

10
COMMSCOPE

Compelling strategic and financial benefits Technology and market position to shape the future of wired and wireless communications and well-positioned to benefit from key industry trends 1 Unique set of complementary assets and capabilities that enable end-to-end communications infrastructure solutions 2 Access to new markets and diverse customer base, positioning CommScope for growth 3 Expected significant and immediate EPS accretion 5 Experienced management team with a proven track record of successfully integrating large transactions to drive growth 4

1 Stronger platform and better positioned to capitalize on industry trends

Rise of integrated offerings

- Desire for end-to-end integrated solutions in network communication infrastructure throughout Core, Access and Edge layers of the network
- Network operators also seeking to drive greater efficiency in infrastructure deployment

Changing network architectures & technology

- Rapid advancements in wired (e.g., DOCSIS 3.1, hyperscale, fiber deep), and wireless (e.g., max downstream capacity is increased from 1.2 Gbit/s to 10 Gbit/s)
- Emergence of new use cases (e.g., OTT, edge computing) and capabilities (e.g., network virtualization)

Mobility access everywhere

- Driving convergence of licensed & unlicensed spectrum, enabling innovations such as IoT and smart cities
- Opening up new applications / use cases such as private networks implemented over CBRS

Shifting business models

- MSOs shifting business model by bundling wireless, content and broadband services
- MNOs becoming providers of bundled wireless services and mobile + home broadband services
- New players entering communications markets

Roll out of 5G and FWA

- 5G driving network densification among MNOs as well as MSOs
- To deliver on the promise of 5G and a connected lifestyle, the connectivity in the home will need to become more robust and more secure
- Indoor deployments will increase

Confident CommScope will **benefit from key industry trends** by **combining** best-in-class **capabilities** in network access technology and infrastructure and **creating** end-to-end and **comprehensive solutions**

12 | COMMSCOPE

2 Complementary capabilities position CommScope to deliver end-to-end communication solutions

- New integrated product offering enabled by combination
- New use cases opened up by combination

A — Residential Broadband Delivery

- N&C products (CMTS, CCAP, etc.)
- Complementary OSP offerings
- Headend to home solutions for MSOs and MNOs

B — Venue Coverage and Capacity Solutions

- Leading technology in licensed, lightly licensed (CBRS) and unlicensed (WiFi) spectrum offerings
- Ability to quickly integrate CBRS into current solutions
- End-to-end solutions for MSOs and MNOs

C — Wired and Wireless For Macro, Metro and Enterprise Applications

- Leading Antenna, Cabling, WAP and Switch lineup
- Licensed and unlicensed 4G/5G products
- Stronger foothold for in-building communications and networks

D — E2E Private Network Solutions

- SAS complementary to vEPC, OneCell®, DAS, picocell and cabling lineups
- Licensed and unlicensed solutions

E — Connected Home

- CPE products
- Vision of connected home and IoT
- Entry into Connected Home offerings

New products and use cases to support evolving industry landscape

- **Rise of integrated offerings**
- **Changing network architectures & technology**
- **Mobility access everywhere**
- **Shifting business models**
- **Roll out of 5G and FWA**

13 COMMSCOPE

Enabling the world’s largest customers in nearly every aspect of their communications networks Text - ARRIS solutions Text - CommScope solutions E2E Residential Broadband Delivery E2E Venue Coverage and Capacity Solutions E2E Wired and Wireless for Macro, Metro, and Enterprise Applications Headend and Central Office aggregation and transport equipment Optical nodes EDGE ACCESS CONTENT- CORE - ACCESS - EDGE Coax cable and Connectivity Fiber optic cable Residential Connectivity SAS Controller/ Cloud Solution Small cell / OneCell Fiber and Copper Connectivity, Splicing, and Protection Outside Plant Closures, Terminals, and Cabinets CONTENT CORE Broadband Gateway and In-home WiFi Set Top Box Video Encryption Advertising Insertion Cloud Services WiFi Access Points Fiber and Copper Cabling and Apparatus Ethernet Switch 2 A B C Distributed Antenna System (DAS) wall box 1 2 3 mini RDT mini RDT mini RDT mini RDT 4 Interfacility Fiber Cable and Splicing Solutions Campus Switching Wireless LAN Controller/ Cloud Solution DAS/small cell Horizontal and LAN connectivity Vertical Fiber and Connectivity Horizontal powered copper (PoE) Service Assurance Antennas Metro Cells RF and Fiber Cabling Wi-Fi Access Points

2 CommScope gains strong footing in private networks for industrial, enterprise and public venue use cases

Customers demand increasing security and reliability for network connectivity

Especially for mission-critical enterprise networks

- **Capacity**
- **Coverage**
- **Reliability & low latency**
- **Cellular based security**
- **Seamless mobility**
- **Future proof**

Private LTE/5G networks address customer needs

- More secure and reliable connection via lower latency and higher bandwidth availability
- Higher quality of service compared to mobile networks and WiFi due to private core and dedicated frequencies
- Cloud and locally based evolved packet core to drive efficiency and performance as needed

Comprehensive end-to-end private network solution enables customers to realize secure, low latency, high reliability connections

Applications for a comprehensive private WiFi/LTE/5G solution

Factory Automation



Heavy Industrial



Research and Healthcare



Critical Data Transfer between trips



Key Components

Switch
WAP (WiFi)
Small Cell (LTE)
Fiber Connectivity
Copper Connectivity
SAS
vEPC

15
COMMSCOPE

2 Enhanced connected/smart home solutions value proposition

- ARRIS solutions
- CommScope solutions

Components of comprehensive in-home connectivity solution



The evolution of fixed wireless will create the home as a battleground for strategic wireless investments

Fixed wireless access (FWA)
- Network access technology for FWA
- RAN infrastructure
- FTTX

Multimedia
- Set top boxes
- TV systems and software

In-home connectivity
- Broadband gateway
- WLAN access points



In-home network improvement
- WiFi
- Mesh
- 4G/5G (future) picocell



Combination of ARRIS's strategic in-home presence and **fixed wireless access** with **Broadband gateway** products and CommScope's complementary **FTTX cabling solutions** enables continued development of future connected home use cases such as **mesh networking**

16 COMMSCOPE

CPE – Large stable business: Connection to the home remains critical The connection to the home is valuable and we have the combined potential to redefine in-home connectivity Global CPE PAM Projection(1) CAGR (’18-’23) 2% -4% Key Points to Consider Leading positions with key customers enabling cross-sell of non-CPE products Potential for incremental growth opportunities in broadband and outside the U.S. Shortening technology upgrade cycles driving product refreshes and volume growth Small proportion of pro forma EBITDA Plans to manage efficiently with cost optimization opportunities (1) Company estimates and industry reports Video Low-to-mid single digit declines expected annually $20 Billion Industry 2 Broadband Low-single digit growth expected annually Key Points Clear industry leader US declines but global stability 1 2 3 4 5

3 Combination accelerates CommScope's vision to shape the communications networks of the future

~30,000
employees serving customers in
>150
countries

~$1B
cash flow from operations expected in 1st full year post-close

~$11.3B(1)
revenue

~$1.8B(1)
adjusted EBITDA

~15,000
patents

~$800M
average annual R&D spend

(1) Based on combined financials for the twelve months ended September 30, 2018.
Note: Financial metrics presented exclude purchase accounting charges, transaction and integration costs and other special items. See appendix for reconciliation of non-GAAP measures.

18
COMMSCOPE

3 Increasing penetration opportunities in a growing product addressable market

Product Addressable Market (PAM) – $ Billions


Today
COMMSCOPE + ARRIS
ARRIS
COMMSCOPE
~$25B(1)
>$35B(2)
>$60B

The combination will **more than double CommScope's PAM** and unlock access to **future high growth areas**

(1) CommScope estimates and industry reports
(2) ARRIS estimates and industry reports

19

COMMSCOPE

Broad customer relationships across diverse end-markets CABLE PROVIDERS TELCO PROVIDERS RETAIL SATELLITE PROVIDERS PROGRAMMERS HOSPITALITY EDUCATION Customers in more than 150 countries FINANCE FORTUNE 500 Opportunity to enhance strategic partnership and deliver enhanced capabilities to existing customers 3

$1.9B $3.5B $4.6B ANNUAL REVENUE Structured Cabling Wireless Infrastructure Antenna Technology Metro Cell Fiber Connectivity Quick-turn Delivery BNS Internet Explosion Rise of Mobility Digital Revolution Enhanced mobile broadband IoT Ultra-low latency 2004 2008 2011 2013 2015 2017 2020+ BANDWIDTH DEMAND 2007 – 2017 Revenue CAGR of 9% 5G ACQUISITIONS Cable Exchange Successful track record of integrating strategic acquisitions 4

5 Compelling financial rationale for CommScope

~$1 billion[1] in expected cash flow generation and ability to quickly de-lever

Estimated more than $150 million in annual run-rate cost synergies[2]

Expected to be 30%+ accretive to underlying earnings in first full fiscal year

Expands CommScope's product addressable market to >$60 billion

Potential for additional revenue synergies

(1) In first full year post closing.
(2) Expected to be achieved in the third year following transaction close
Note: Financial metrics presented exclude purchase accounting charges, transaction and integration costs and other special items.

22 | COMMSCOPE

5 Overview of pro forma combined company

LTM (as of Sep 30, 2018)	COMMSCOPE	ARRIS	Pro Forma
Revenue	$4.6B	$6.7B	$11.3B
Adj. EBITDA[1] excl. synergies	$935M	$850M	$1.8B
R&D Spend excl. synergies	$187M	$635M	$822M
Cash Flow From Operations excl. synergies	$613M	$342M	$955M

Pro Forma Profitability Breakdown[1,2] (LTM 9/30/18)


Mobility Solutions
Connectivity Solutions
Customer Premise Equipment
Enterprise(3)
Network & Cloud

(1) Excludes purchase accounting charges, transaction and integration costs and other special items. See appendix for reconciliation of non-GAAP measures.
(2) Estimated pro forma profitability reflecting ARRIS adjusted direct contribution and CommScope adjusted operating income (AOI). ARRIS and CommScope utilize different overhead allocation approaches. This chart reflects ARRIS corporate expenses allocated based on revenue. It is intended as an illustrative example of pro forma profitability.
(3) ARRIS acquired Ruckus in December 2017. Enterprise results reflect Ruckus results since acquisition.

23
COMMSCOPE

5 CommScope's proven track record of successfully de-levering in previous transactions


Net Leverage
Andrew Acquisition
LBO
BNS Acquisition
ARRIS Acquisition(2)
4.2x
1.1x
5.0x
2.3x
5.0x
3.9x(1)
5.1x
~4.0x
2.0x-3.0x
2007
2010
2011
2014
2015
2018
Closing
2 Years Post-Close Target
Long-term Target

CommScope expected to generate significant free cash flow enabling it reduce leverage quickly

(1) Net leverage ratio as September 30, 2018.
(2) Closing leverage based on pre-forma Adjusted EBITDA of approximately $1.9 billion (including full $150 million run rate synergies). The Carlyle investment is considered equity. The ratio of net debt + preferred equity to proforma Adjusted EBITDA is approximately 5.6x.

24
COMMSCOPE

Expect to reach annual run-rate of at least $150 million(1) in cost synergies in the third year following transaction close Cost Synergies In addition to cost synergies, we see the potential for revenue synergies $150M+ ~75% ~25% SG&A Cost of Goods Economies of scale through global shared services, consolidation of redundant functional support and real estate footprint consolidation Procurement and supply chain related savings associated with consolidation of spend, distribution efficiency and elimination of redundancies (1) Expect to achieve ~$60M in yr. 1 post-close, ~$125M in yr. 2 post-close, and $150M+ annual run-rate in yr. 3 5

5 Premier Equity Sponsorship: THE CARLYLE GROUP

- Carlyle is one of the world's largest private equity firms with **deep technology and communications industry experience**
  - ~$212 billion of assets under management
  - ~$27 billion of equity invested in the technology, media, and telecom sector since inception

- Took CommScope private in 2011, re-IPO'd in late 2013, and fully exited in late 2016
  CommScope was one of Carlyle's most successful investments ever

- Investing $1 billion of convertible preferred equity to support the ARRIS transaction:
  - 5.5% coupon, $27.50 initial conversion price
  - Carlyle will own ~16% of the common equity assuming conversion
  - Two Carlyle representatives to join CommScope Board of Directors

"We are delighted to resume our collaboration with CommScope's accomplished management team. We believe in the company's long-term strategy, customer-centric culture and ability to deliver results. This optimism has fueled our desire to be a part of such a promising transaction with ARRIS."

— Cam Dyer, Carlyle Managing Director and Global Co-Head of TMT

26 | COMMSCOPE®

5 Financing overview and pro forma net leverage

- CommScope has secured full commitments from J.P. Morgan, Bank of America and Deutsche Bank to finance the transaction. The company expects to use ~$0.9 billion in combined cash on balance sheet, ~$5.3 billion of new secured debt, ~$1.0 billion of senior unsecured debt, and ~$1.0 billion of Carlyle convertible preferred equity
- Concurrent with the financing, the company has also secured commitments for an upsized 5-year ABL facility of ~$0.8 billion providing ~$1.3 billion of liquidity pro forma for the transaction
- Pro forma for the transaction, net leverage will increase to approximately 5.1x LTM Q3 2018 PF EBITDA(1) at closing and expect to deleverage rapidly in the following 12-18 months
- Capital structure provides for attractive terms, flexibility to continue to de-lever and strong ratings

		Pro forma as of 9/30/18	
($ in billions)	Maturity	Amount	x LTM 3Q18 EBITDA (incl. synergies) (1)
Cash and equivalents		$0.5	
New $0.8B ABL facility	5-yr	-	
Existing Term Loan B	Dec-22	$0.5	
New secured debt	7-yr	$5.3	
Net secured debt		**$5.3B**	**2.7x**
Existing senior notes	2021-2027	$3.6	
New unsecured debt	8-yr	$1.0	
Net debt		**$9.8B**	**5.1x**
Carlyle convertible preferred equity		$1.0	
Net debt + convertible preferred equity		**$10.8B**	**5.6x**
Adjusted EBITDA			**$1.9B**

(1) Based on pro forma, adjusted EBITDA at September 30, 2018 of approximately $1.94B (inclusive of full run rate synergies of $150 million, which are expected to be achieved over three years). This structure assumes full repayment of ARRIS's outstanding debt which was approximately $2.1B as of September 30, 2018. Numbers may not add due to rounding.

Note: See appendix for reconciliation of non-GAAP measures.

27

COMMSCOPE

Transaction delivers benefits for all stakeholders Investors Expect to unlock value through future growth opportunities and expanded addressable market Diverse product lineup increases cashflow and reduces risk Significant free cash flow generation expected Access to complementary and end-to-end communications infrastructure solutions Increased focus on comprehensive client needs Availability of diverse and capable customer support across all areas of connectivity Customers Greater mobility, skill development, and opportunities for advancement Become the spearhead of innovation with new communications infrastructure solutions and possibilities Employees Access to the integrated leader in the communication infrastructure space Opens up new opportunities for partnership through expanded lineup of end-to-end communications infrastructure solutions Partners

Appendix Non-GAAP Financial Measures CommScope and ARRIS management believes that presenting certain non-GAAP financial measures provides meaningful information to investors in understanding operating results and may enhance investors' ability to analyze financial and business trends. Non-GAAP measures are not a substitute for GAAP measures and should be considered together with the GAAP financial measures. As calculated, our and ARRIS’ non-GAAP measures may not be comparable to other similarly titled measures of other companies. In addition, CommScope and ARRIS management believes that these non-GAAP financial measures allow investors to compare period to period more easily by excluding items that could have a disproportionately negative or positive impact on results in any particular period. GAAP to non-GAAP reconciliations for historical periods are included in the reports we and ARRIS file with the U.S. Securities and Exchange Commission. Financial metrics presented exclude purchase accounting charges, transaction and integration costs and other special items.

Statements of Operations (Unaudited -- In thousands, except per share amounts)

Balance Sheets (Unaudited -- In thousands, except per share amounts)

Statements of Cash Flows (Unaudited -- In thousands)

Sales by Region (Unaudited -- In millions)

Segment Information (Unaudited -- In millions)

ARRIS Segment Information

(Unaudited -- In millions)

ARRIS International plc

Reconciliation of GAAP Operating Income (Loss) to Non-GAAP Adjusted Direct Contribution

(Unaudited -- In millions)

Third Quarter 2018 Non-GAAP Adjusted Direct Contribution Reconciliation by Segment

	CPE	N&C	Enterprise	Corporate & Unallocated	Total
Operating income (loss), as reported	**$ 12.2**	**$ 173.6**	**$ 0.1**	**$ (132.9)**	**$ 53.0**
Amortization of intangible assets	47.1	24.7	15.7	0.8	88.3
Integration, acquisition, restructuring and other costs	2.8	0.8	0.6	0.8	5.0
Direct contribution	**$ 62.2**	**$ 199.1**	**$ 16.4**	**$ (131.3)**	**$ 146.4**
Allocated costs (1)	(19.3)	(28.7)	(5.5)	53.5	—
Stock-based compensation expense	5.3	7.9	3.3	3.8	20.3
Depreciation expense	7.1	7.0	3.1	4.2	21.4
Non-GAAP adjusted direct contribution	**$ 55.2**	**$ 185.4**	**$ 17.4**	**$ (69.8)**	**$ 188.1**

Second Quarter 2018 Non-GAAP Adjusted Direct Contribution Reconciliation by Segment

	CPE	N&C	Enterprise	Corporate & Unallocated	Total
Operating income (loss), as reported	**$ 20.5**	**$ 170.1**	**$ 1.8**	**$ (147.6)**	**$ 44.9**
Amortization of intangible assets	50.6	24.7	14.3	0.8	90.5
Integration, acquisition, restructuring and other costs	14.6	6.4	1.7	0.2	22.8
Direct contribution	**$ 85.7**	**$ 201.3**	**$ 17.8**	**$ (146.6)**	**$ 158.2**
Allocated costs (1)	(19.9)	(29.0)	(5.6)	54.5	—
Stock-based compensation expense	5.9	8.6	4.5	4.4	23.5
Depreciation expense	7.0	6.6	3.2	4.5	21.2
Non-GAAP adjusted direct contribution	**$ 78.7**	**$ 187.5**	**$ 19.9**	**$ (83.1)**	**$ 202.9**

First Quarter 2018 Non-GAAP Adjusted Direct Contribution Reconciliation by Segment

	CPE	N&C	Enterprise	Corporate & Unallocated	Total
Operating income (loss), as reported	**$ (20.8)**	**$ 197.5**	**$ (3.1)**	**$ (160.8)**	**$ 12.9**
Amortization of intangible assets	63.2	25.1	25.5	0.8	114.7
Impairment of goodwill and intangible assets	—	3.4	—	—	3.4
Integration, acquisition, restructuring and other costs	7.3	2.5	3.1	0.8	13.7
Direct contribution	**$ 49.8**	**$ 228.5**	**$ 25.5**	**$ (159.1)**	**$ 144.7**
Allocated costs (1)	(19.6)	(28.5)	(5.6)	53.7	—
Stock-based compensation expense	5.3	7.8	2.4	3.8	19.3
Depreciation expense	7.7	6.9	3.6	4.7	22.9
Non-GAAP adjusted direct contribution	**$ 43.2**	**$ 214.7**	**$ 25.9**	**$ (97.0)**	**$ 186.8**

Fourth Quarter 2017 Non-GAAP Adjusted Direct Contribution Reconciliation by Segment

	CPE	N&C	Enterprise	Corporate & Unallocated	Total
Operating income (loss), as reported	**$ 52.5**	**$ 158.8**	**$ (78.1)**	**$ (145.9)**	**$ (12.7)**
Amortization of intangible assets	63.3	26.1	10.4	0.8	100.6
Impairment of goodwill and intangible assets	—	55.0	—	—	55.0
Integration, acquisition, restructuring and other costs	(3.9)	1.0	69.0	1.6	67.7
Direct contribution	**$ 111.8**	**$ 240.9**	**$ 1.4**	**$ (143.5)**	**$ 210.6**
Allocated costs (1)	(19.7)	(28.8)	(1.5)	50.0	—
Stock-based compensation expense	5.6	8.3	0.7	4.1	18.7
Depreciation expense	9.6	7.2	1.3	4.9	22.9
Non-GAAP adjusted direct contribution	**$ 107.4**	**$ 227.5**	**$ 1.9**	**$ (84.6)**	**$ 252.3**

Components may not sum to total due to rounding

(1) Allocated costs include facility costs, service provider sales and marketing costs and other costs.

35

CommScope and ARRIS: Adjusted Operating Income and Adjusted EBITDA Reconciliation by Quarter (Unaudited -- In millions)

Quarterly Adjusted Operating Income Reconciliation by Segment (Unaudited -- In millions)

Adjusted Net Income Reconciliation (Unaudited – In millions)

Outlook GAAP to Non-GAAP Reconciliation (Unaudited -- In millions)